FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                               PREMIERWEST BANCORP
             (Exact name of registrant as specified in its charter)


           Oregon                                           93-1282171
------------------------------                          ------------------
(Jurisdiction of incorporation                            (IRS Employer
       or organization)                                 Identification No.)

503 Airport Road, P.O. Box 40, Medford, Oregon                       97504
-----------------------------------------------                 ---------------
   (Address of principal executive offices)                        (Zip Code)




     Securities to be registered pursuant to Section 12(b) of the Act: None

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates: 333-96209

     Securities to be registered pursuant to Section 12(g) of the Act:

   Title of each class                            Name of each exchange on
   to be so registered                      which each class is to be registered
-------------------------------             ------------------------------------
Common Stock, without par value                    Nasdaq SmallCap Market












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ITEM 1.       DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the Registrant's Common Stock set forth under the caption "Description of PremierWest Bancorp Capital Stock And Comparative Rights of United Bancorp and Bank of Southern Oregon Shareholders" in the Registration Statement on Form S-4, initially filed on February 4, 2000, as amended from time to time (File No. 333-96209) (the "Registration Statement") shall be incorporated by reference into this registration statement.

ITEM 2. EXHIBITS.

      The following exhibits are filed as exhibits to the Registration Statement and incorporated herein by reference:

        Exhibit
        Number                 Exhibit
        --------   -------------------------------------------------------------
          1.       Articles of Incorporation of the Registrant (Incorporated by
                   reference to Exhibit 3.1 to the Registration Statement, filed on February 4, 2000)

          2. Bylaws of the Registrant (Incorporated by reference to Exhibit 3.2 to the Registration Statement, filed on February 4, 2000)

          3.       Specimen Stock Certificate (Incorporated by reference to
                   Exhibit 4.1 to Amendment No. 1 to the Registration Statement, filed on March 17, 2000)


                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   PREMIERWEST BANCORP

                                   By:  /s/ John L. Anhorn
                                        -----------------------------------
                                        John L. Anhorn
                                        President and Chief Executive Officer
Dated: July 2, 2003














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